MERRILL LYNCH MASSACHUSETTS MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                    SUPPLEMENT DATED SEPTEMBER 25, 1997 TO
                      PROSPECTUS DATED OCTOBER 29, 1996

     The third paragraph under "Management of the Trust -- Management and Advisory Arrangements," which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

     Theodore R. Jaeckel, Jr. is the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's investment portfolio. He has been a Director of MLAM since 1997 and was a Vice President thereof from 1991 to 1997.

Code #16148-1096ALL